[GRAPHIC OMITTED]

                               THE ARBITRAGE FUND

                        A SERIES OF THE ARBITRAGE FUNDS

                                650 Fifth Avenue
                            New York, New York 10019









                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 2002
                                  (UNAUDITED)










         Investment Adviser                           Administrator
         ------------------                           -------------
     WATER ISLAND CAPITAL, LLC                 ULTIMUS FUND SOLUTIONS, LLC
         650 Fifth Avenue                            P.O. Box 46707
            6th Floor                          Cincinnati, Ohio  45246-0707
      New York, New York 10019                        1.800.295.4485

                               [GRAPHIC OMITTED]

                               THE ARBITRAGE FUND

                           WATER ISLAND CAPITAL, LLC
                         650 FIFTH AVENUE, FIFTH AVENUE
                            NEW YORK, NEW YORK 10019
                                  ------------
                     TEL: 212.259.2655   FAX: 212.259.2698

January 10, 2003

Dear Shareholder,

During the fourth quarter of 2002, the Arbitrage Fund gained 3.89%, bringing the return for the year ended December 31, 2002 to 9.27%. Our performance in 2002 was impressive relative to the broad market indices, which experienced considerable declines. Since the inception of the Fund, our aims have been to:
1) preserve capital, while 2) generating absolute positive returns for our shareholders. We are gratified to have achieved not only the first and most critical of these goals in this environment, but the second as well.

Merger arbitrage involves underwriting deal risk and the key to our profitability is a strict underwriting discipline. While assessing the probability and the magnitude of potential loss weighed against potential profits, we commit capital only to those situations where the risk-adjusted rate of return is favorable. While diversification is the key to controlling portfolio risk, the size of the Fund has allowed us to remain fully invested during the past year. Our focus continues to be merger arbitrage. Should we find ourselves unable to find investment opportunities within this strategy that meet our risk/reward requirements, we will move to cash.

The past year has been a difficult one for investors in the equity markets. Our outlook for the New Year remains positive. We expect that improving economic conditions will lead to higher levels of merger activity, and thus, additional investment opportunities for our portfolio. Thank you for your support.

Sincerely,


John S. Orrico, CFA

                               THE ARBITRAGE FUND
                      Statement of Assets and Liabilities
                               November 30, 2002
                                  (Unaudited)
================================================================================
ASSETS
  Investments in securities:
    At acquisition cost                                           $  29,531,646
                                                                  =============

    At value (Note 1)                                             $  31,616,652
  Deposits with brokers for securities sold short (Note 1)           12,528,235
  Dividends receivable                                                   19,455
  Receivable for investment securities sold                           1,452,211
  Receivable for capital shares sold                                    373,949
  Other assets                                                            5,751
                                                                  -------------
    Total Assets                                                     45,996,253
                                                                  -------------


LIABILITIES
  Written options, at value (Notes 1 and 4)
     (premiums received $352,550)                                       331,605
  Securities sold short (Note 1)
     (proceeds $11,133,163)                                          12,670,238
  Payable for investment securities purchased                         1,955,705
  Payable for capital shares redeemed                                    22,194
  Payable to Adviser (Note 3)                                            19,194
  Payable to Administrator (Note 3)                                       9,879
  Dividends payable on securities sold short (Note 1)                     8,874
  Other accrued expenses                                                 12,402
                                                                  -------------
    Total Liabilities                                                15,030,091
                                                                  -------------

NET ASSETS                                                          $30,966,162
                                                                  =============


Net assets consist of:
Paid-in capital                                                     $30,489,982
Accumulated net investment loss                                        (113,416)
Accumulated net realized gains from security transactions                20,720
Net unrealized appreciation (depreciation) on:
    Investments                                                       2,085,006
    Short positions                                                  (1,537,075)
    Written options                                                      20,945
                                                                  -------------
Net Assets                                                          $30,966,162
                                                                  =============

Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value)                                 2,690,534
                                                                  =============


Net asset value, offering price and redemption price per
  share (Note 1)                                                  $       11.51
                                                                  =============


See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                            Statement of Operations
                   For the Six Months Ended November 30, 2002
                                   (Unaudited)
================================================================================
INVESTMENT INCOME
  Dividends                                                         $    51,540
  Interest                                                               42,034
                                                                    -----------
    Total Income                                                         93,574
                                                                  -------------

EXPENSES
  Investment advisory fees (Note 3)                                     144,876
  Custodian and bank service fees                                        46,985
  Fund accounting and pricing fees (Note 3)                              25,897
  Dividend expense                                                       18,651
  Administration fees (Note 3)                                           15,505
  Insurance expense                                                      14,350
  Registration and filing fees                                           12,820
  Professional fees                                                       9,636
  Transfer agent and shareholder services fees (Note 3)                   9,000
  Postage and supplies                                                    5,457
  Printing of shareholder reports                                         5,446
  Distribution expense (Note 3)                                           3,575
  Other expenses                                                          5,450
                                                                    -----------
    Total Expenses                                                      317,648
  Less fees waived and expenses reimbursed by the
   Adviser (Note 3)                                                   ( 110,658)
                                                                    -----------
    Net Expenses                                                        206,990
                                                                  -------------

NET INVESTMENT LOSS                                                   ( 113,416)
                                                                  -------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized losses from security transactions                    ( 1,246,828)
  Net realized gains from option contracts                            1,243,830
  Net change in unrealized appreciation/depreciation
   on investments                                                     2,153,181
  Net change in unrealized appreciation/depreciation
   on short positions                                               ( 1,606,319)
  Net change in unrealized appreciation/depreciation
   on written option contracts                                          ( 4,025)
                                                                  -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                        539,839
                                                                  -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $     426,423
                                                                  =============


See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                      Statements of Changes in Net Assets
================================================================================
                                                  SIX MONTHS
                                                     ENDED              YEAR
                                                  NOVEMBER 30,          ENDED
                                                     2002              MAY 31,
                                                  (UNAUDITED)           2002
--------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss                            $  (113,416)      $   (44,426)
  Net realized gains (losses) from:
  Security transactions                           (1,246,828)         (330,820)
  Option contracts                                 1,243,830           408,945
  Net change in unrealized appreciation/
   depreciation on:
  Investments                                      2,153,181           (85,104)
  Short positions                                 (1,606,319)           72,134
  Written option contracts                            (4,025)           25,070
                                                 -----------       -----------
  Net increase in net assets resulting
   from operations                                   426,423            45,799
                                                 -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From capital gains                                     --          ( 66,750)
                                                 -----------       -----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                       27,497,491        10,273,316
  Shares issued in reinvestment of dividends            --              65,345
  Payments for shares redeemed                    (8,271,690)         (635,146)
                                                 -----------       -----------
Net increase in net assets from capital
 share transactions                               19,225,801         9,703,515
                                                 -----------       -----------

TOTAL INCREASE IN NET ASSETS                      19,652,224         9,682,564

NET ASSETS
  Beginning of period                             11,313,938         1,631,374
                                                 -----------       -----------
  End of period                                $  30,966,162      $ 11,313,938
                                               =============      ============


ACCUMULATED NET INVESTMENT LOSS                $   ( 113,416)     $        --
                                               =============      ============


CAPITAL SHARE ACTIVITY
  Sold                                             2,410,453           922,467
  Issued in reinvestment of dividends                   --               6,136
  Redeemed                                          (730,766)          (57,702)
                                               -------------      ------------
  Net increase in shares outstanding               1,679,687           870,901
  Shares outstanding at beginning of period        1,010,847           139,946
                                               -------------      ------------
  Shares outstanding at end of period              2,690,534         1,010,847
                                               =============      ============



See accompanying notes to financial statements.


                                          THE ARBITRAGE FUND
                                         Financial Highlights
=======================================================================================================
                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       SIX MONTHS
                                                          ENDED              YEAR           PERIOD
                                                      NOVEMBER 30,           ENDED           ENDED
                                                          2002              MAY 31,         MAY 31,
                                                      (UNAUDITED)            2002           2001(a)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               $      11.19       $     11.66      $     10.00
                                                      ------------       -----------      -----------

Income (loss) from investment operations:
    Net investment income (loss)                            (0.04)            (0.04)            0.22
    Net realized and unrealized gains (losses)
     on investments                                          0.36             (0.08)            1.46
                                                     ------------       -----------      -----------
Total from investment operations                             0.32             (0.12)            1.68
                                                     ------------       -----------      -----------

Less distributions:
  From net investment income                                  --                --             (0.02)
  From capital gains                                          --              (0.35)              --
                                                     ------------       -----------      -----------
Total distributions                                           --              (0.35)           (0.02)
                                                     ------------       -----------      -----------

Net asset value at end of period                     $      11.51       $     11.19      $     11.66
                                                     ============       ===========      ===========

Total Return (not annualized)                                2.86%            -0.86%           16.93%
                                                     ============       ===========      ===========



Net assets at end of period                          $ 30,966,162       $11,313,938      $ 1,631,374
                                                     ============       ===========      ===========



Ratio of expenses to average net assets:
  Before advisory fees waived, expenses reimbursed
   and dividends on securities sold short                    3.27%(b)          6.19%           51.30%(b)
  Before dividends on securities sold short                  3.08%(b)          5.94%
  After advisory fees waived, expenses reimbursed
   and dividends on securities sold short(c)                 1.94%(b)          1.94%            1.95%(b)

Ratio of net investment loss to average net assets:
  Before advisory fees waived and expenses reimbursed      ( 2.31%)(b)       ( 5.19%)        ( 50.05%)(b)
  After advisory fees waived and expenses reimbursed       ( 1.17%)(b)       ( 1.18%)         ( 0.70%)(b)

Portfolio turnover rate                                     1,420%(b)         2,480%           2,952%


(a) Represents the period from the commencement of operations (September 17, 2000) through May 31, 2001.

(b)  Annualized.

(c) Excludes dividend expense of 0.19%(b) and 0.25% of average net assets for the periods ended November 30, 2002 and May 31, 2002, respectively.

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                            Portfolio of Investments
                               November 30, 2002
                                  (Unaudited)
================================================================================
    SHARES   COMMON STOCKS -- 81.52%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 14.17%
    20,000   Comcast Corp. - Class A Special (a) ................  $    456,000
     7,300   Goody's Family Clothing, Inc. (a) ..................        31,908
    55,200   Hispanic Broadcasting Corp. (a) ....................     1,474,392
    26,000   Hollywood Casino Corp. - Class A (a) ...............       320,840
    47,500   Ticketmaster - Class B (a) .........................     1,225,025
    17,000   TRW, Inc. ..........................................       878,730
                                                                     ----------
                                                                      4,386,895
                                                                     ----------

             CONSUMER STAPLES -- 2.23%
    15,000   Dole Food Co., Inc. ................................       442,650
   100,000   Opta Food Ingredients, Inc. (a) ....................       248,200
                                                                     ----------
                                                                        690,850
                                                                    -----------
             ENERGY -- 0.80%
    11,800   Infinity, Inc. (a) .................................       101,008
    15,000   Rio Alto Resources International, Inc. (a) .........         6,450
    20,000   Vermillion Resources Ltd. (a) ......................       141,200
                                                                     ----------
                                                                        248,658
                                                                    -----------
             FINANCIALS -- 21.69%
     9,800   Acadiana BancShares, Inc. ..........................       374,850
    10,000   American Financial Holdings, Inc. ..................       294,200
    15,000   Commonwealth Bancorp, Inc. .........................       691,650
    35,000   Equitable Bank (a) .................................     1,319,500
     7,000   First Community Bancshares, Inc. ...................       136,500
    52,000   Household International, Inc. ......................     1,492,400
     6,500   Liberty Bancorp, Inc. ..............................       171,568
    20,000   MetroBanCorp .......................................       335,600
    15,100   United Financial Holdings, Inc. ....................       261,381
     8,800   Valencia Bank & Trust (a) ..........................       300,344
    26,961   VIB Corp. (a) ......................................       405,224
    12,600   Warren Bancorp, Inc. ...............................       196,812
    21,200   West Essex Bancorp, Inc. ...........................       737,124
                                                                     ----------
                                                                      6,717,153
                                                                     ----------
                  HEALTHCARE -- 18.46%
    14,600   ARV Assisted Living, Inc. (a) ......................        49,640
   147,100   Cohesion Technologies, Inc. (a) ....................       566,188
    18,000   Dianon Systems, Inc. (a) ...........................       840,240
    17,900   Meridian Medical Technologies, Inc. (a) ............       790,464
    50,000   NCS Healthcare, Inc. - Class A (a) .................        93,500
    30,000   OraPharma, Inc. (a) ................................       219,600

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                               November 30, 2002
                                  (Unaudited)
================================================================================
    SHARES   COMMON STOCKS -- 81.52% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
             HEALTHCARE -- 18.46%  (CONTINUED)
   102,000   Ostex International, Inc. (a) ......................  $    232,560
    34,500   Pharmacia Corp. ....................................     1,459,350
    50,000   Scherer Healthcare, Inc. (a) .......................       419,500
   100,000   Synaptic Pharmaceutical Corp. (a) ..................       639,000
    20,700   Unilab Corp. (a) ...................................       407,169
                                                                     ----------
                                                                      5,717,211
                                                                     ----------
             INDUSTRIALS -- 6.77%
   128,200   EBenX, Inc. (a) ....................................       592,284
    19,900   Factual Data Corp. (a) .............................       157,011
     5,700   Hunt Corp. .........................................        70,908
    10,900   Landair Corp. (a) ..................................       136,141
     4,800   McGrath RentCorp ...................................       112,704
     4,000   Nobel Learning Communities, Inc. (a) ...............        19,600
    60,000   Osmonics, Inc. (a) .................................     1,007,400
                                                                     ----------
                                                                      2,096,048
                                                                     ----------
             INFORMATION TECHNOLOGY-- 12.78%
    65,000   FEI Co. (a) ........................................     1,212,250
    25,300   Infinium Software, Inc. (a) ........................       175,582
    19,500   Prophet 21, Inc. (a) ...............................       308,685
   141,100   Spectrian Corp. (a) ................................       701,267
   237,500   SpeedFam-IPEC, Inc. (a) ............................     1,558,000
                                                                     ----------
                                                                      3,955,784
                                                                     ----------
             MATERIALS -- 4.20%
    30,000   BWAY Corp. (a) .....................................       588,900
    20,000   Fording, Inc. ......................................       412,000
    10,000   Placer Dome, Inc. ..................................        95,800
    40,000   Repadre Capital Corp. (a) ..........................       204,400
                                                                     ----------
                                                                      1,301,100
                                                                     ----------
             TELECOMMUNICATIONS SERVICES -- 0.42%
    60,000   Allegiance Telecom, Inc. (a) .......................        90,000
    50,000   WorldGate Communications, Inc. (a) .................        41,000
                                                                     ----------
                                                                        131,000
                                                                     ----------

             TOTAL COMMON STOCKS (Cost $22,979,529)                $ 25,244,699
                                                                     ----------

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                               November 30, 2002
                                  (Unaudited)
================================================================================
    SHARES   REAL ESTATE INVESTMENT TRUSTS-- 7.51%                      VALUE
--------------------------------------------------------------------------------
    20,000   Center Trust, Inc. .................................  $    153,800
    24,500   FBR Asset Investment Corp. .........................       803,600
    10,000   IRT Property Co. ...................................       118,800
    30,000   JDN Realty Corp. ...................................       335,400
    75,000   National Golf Properties, Inc. .....................       833,250
     5,000   Taubman Centers, Inc. ..............................        81,400
                                                                     ----------
             TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,349,257)   $2,326,250
                                                                     ----------

================================================================================
    SHARES   ESCROWED RIGHTS -- 0.04%                                   VALUE
--------------------------------------------------------------------------------
    35,300   Hoenig Group, Inc. - contingent payment rights
              (Cost $ 0).........................................  $     10,590
                                                                     ----------

================================================================================
 CONTRACTS   PUT AND CALL OPTION CONTRACTS-- 0.74%                      VALUE
--------------------------------------------------------------------------------
             Dole Food Co., Inc.,
        75    Put, 12/21/02 at $30...............................  $      9,938
             Enzon Pharmaceuticals, Inc.,
        50    Call, 12/21/02 at $20..............................         3,125
             Syncor International Corp.,
       200    Call, 12/21/02at $22.50............................        73,000
       752    Call, 12/21/02 at $25..............................       142,880
                                                                     ----------
             TOTAL PUT AND CALL OPTION CONTRACTS (Cost $396,690).  $    228,943
                                                                     ----------

================================================================================
   PAR
  VALUE      SHORT TERM MONEY MARKET SECURITIES-- 12.29%                VALUE
--------------------------------------------------------------------------------
$3,806,170   Bear Stearns Cash Repo, 1.30%, due 12/2/02
              (Cost $3,806,170)..................................  $  3,806,170
                                                                     ----------

             TOTAL INVESTMENTS AT VALUE-- 102.10%
              (Cost $29,531,646).................................  $ 31,616,652

             LIABILITIES IN EXCESS OF OTHER ASSETS-- (2.10%).....     ( 650,490)
                                                                     ----------

             NET ASSETS-- 100.00%................................  $ 30,966,162
                                                                   ============


(a) Non-income producing security.

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                       Schedule of Securities Sold Short
                               November 30, 2002
                                  (Unaudited)
================================================================================
    SHARES   COMMON STOCKS -- 39.41%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY-- 10.46%
    19,100   Comcast Corp. - Class A ............................      $448,851
    47,800   Univision Communications, Inc. .....................     1,536,292
    45,000   USA Interactive ....................................     1,252,350
                                                                     ----------
                                                                      3,237,493
                                                                     ----------
             FINANCIALS -- 8.29%
     8,000   Banknorth Group, Inc. ..............................       176,240
    30,000   BB&T Corp. .........................................     1,139,700
    24,700   Friedman, Billings, Ramsey Group, Inc. .............       222,300
    13,400   HSBC Holdings PLC ..................................       791,806
     4,000   IBERIABANK Corp. ...................................       153,280
     2,000   Synovus Financial Corp. ............................        41,660
     1,000   UnionBanCal Corp. ..................................        43,570
                                                                     ----------
                                                                      2,568,556
                                                                     ----------
             HEALTHCARE -- 8.91%
     7,000   Angiotech Pharmaceuticals, Inc. ....................       269,430
     5,000   Cardinal Health, Inc. ..............................       307,700
     2,000   Genesis Health Ventures, Inc. ......................        35,020
    15,000   Inverness Medical Innovations, Inc. ................       230,100
    48,800   Pfizer, Inc. .......................................     1,539,152
     5,000   Quest Diagnostics, Inc. ............................       278,950
     3,900   Syncor International Corp. .........................        98,709
                                                                     ----------
                                                                      2,759,061
                                                                     ----------
             INDUSTRIALS -- 1.41%
     4,500   Northrop Grumman Corp. .............................       436,095
                                                                     ----------


             INFORMATION TECHNOLOGY -- 7.50%
    44,800   Novellus Systems, Inc. .............................     1,625,792
    50,000   Veeco Instruments, Inc. ............................       697,500
                                                                     ----------
                                                                      2,323,292
                                                                     ----------
             MATERIALS -- 0.67%
    63,000   IAMGOLD Corp. ......................................       207,270
                                                                     ----------

             TELECOMMUNICATIONS SERVICES-- 2.17%
   136,200   Remec, Inc. ........................................       671,466
                                                                     ----------

             TOTAL COMMON STOCKS (Proceeds $10,677,999)..........  $ 12,203,233
                                                                     ----------

                               THE ARBITRAGE FUND
                 Schedule of Securities Sold Short (Continued)
                               November 30, 2002
                                  (Unaudited)
================================================================================
    SHARES   REAL ESTATE INVESTMENT TRUSTS-- 1.51%                      VALUE
--------------------------------------------------------------------------------
    13,500   Developers Diversified Realty Corp. ................  $    297,405
     2,000   Equity One, Inc. ...................................        26,800
     4,000   Pan Pacific Retail Properties, Inc. ................       142,800
                                                                     ----------
             TOTAL REAL ESTATE INVESTMENT TRUSTS
              (Proceeds $455,164)................................  $    467,005
                                                                     ----------

             TOTAL SECURITIES SOLD SHORT (Proceeds $11,133,163) .  $ 12,670,238
                                                                   =============


See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                        Schedule of Open Options Written
                               November 30, 2002
                                  (Unaudited)
================================================================================
  OPTION                                                     VALUE OF  PREMIUMS
 CONTRACTS                WRITTEN CALL OPTIONS               OPTIONS   RECEIVED
--------------------------------------------------------------------------------
             BB&T Corp.,
        50      12/21/02 at $37.50 ........................$   4,625  $   3,100
             Cardinal Health, Inc.,
        50      12/21/02 at $70 ...........................    1,125     14,300
             Dole Food Co., Inc.
        50      12/21/02 at $30 ...........................    4,250      6,100
       150      12/21/02 at $35 ...........................    1,500      1,800
             FEI Co.,
       100      12/21/02 at $15 ...........................   26,750      9,950
        50      12/21/02 at $17.50 ........................    6,250      4,350
             HSBC Holdings PLC,
        50      12/21/02 at $50 ...........................   45,500     23,849
        75      12/21/02 at $55 ...........................   33,375     26,349
        50      12/21/02 at $60 ...........................    4,500      5,850
             Northrop Grumman Corp.,
        20      12/21/02 at $95 ...........................    9,100      4,400
             Novellus Systems, Inc.,
       100      12/21/02 at $35 ...........................   29,250     27,699
       100      12/21/02 at $37.50 ........................   17,000     20,074
             Remec, Inc.,
        45      1/18/03 at $5 .............................      562      3,200
             Syncor International Corp.,
       330      12/21/02 at $30 ...........................    9,900     32,009
       656      1/18/03 at $30 ............................   52,480     80,348
             Veeco Instruments, Inc.,
       150      12/21/02 at $12.50 ........................   26,250     12,300
                                                           ---------  ---------
                                                           $ 272,417  $ 275,678
                                                           ---------  ---------

================================================================================
  OPTION                                                    VALUE OF   PREMIUMS
 CONTRACTS                WRITTEN PUT OPTIONS               OPTIONS    RECEIVED
--------------------------------------------------------------------------------
             Dole Food Co., Inc.
       225      12/21/02 at $22.50 ........................   $2,813     $6,075
             Novellus Systems, Inc.,
       150      12/21/02 at $32.50 ........................   14,625     37,299
             Syncor International Corp.,
       300      1/18/03 at $17.50 .........................   20,250     14,399
       200      1/18/03 at $20 ............................   21,500     19,099
                                                           ---------  ---------
                                                           $  59,188   $ 76,872
                                                           ---------  ---------

             TOTAL OPEN OPTIONS WRITTEN                    $ 331,605   $352,550
                                                           =========  =========



See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                       Notes to the Financial Statements
                               November 30, 2002
                                  (Unaudited)
================================================================================
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Arbitrage Funds (the "Trust") was organized as a Delaware business trust on December 22, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is The Arbitrage Fund (the "Fund"), a non-diversified series. The Fund commenced operations on September 17, 2000.

The investment objective of the Fund is to achieve capital growth by engaging in merger arbitrage.

The following is a summary of the Fund's significant accounting policies:

SECURITIES VALUATION - The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time). Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

SHARE VALUATION - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                               November 30, 2002
                                  (Unaudited)
================================================================================
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Fund. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales.

The tax character of distributions paid during the year ended May 31, 2002 was ordinary income. There were no distributions for the six months ended November 30, 2002 .

SECURITY TRANSACTIONS - Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

SHORT POSITIONS - The Fund may sell securities short for economic hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

OPTION TRANSACTIONS - The Fund writes (sells) covered call options to hedge portfolio investments. Put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                               November 30, 2002
                                  (Unaudited)
================================================================================
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security).

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at November 30, 2002 was as follows:

               Undistributed                             Total
                  Ordinary         Unrealized        Distributable
                   Income         Appreciation          Earnings
               -------------     --------------      -------------
                $  397,372        $  78,808           $  476,180

Based upon the federal income tax cost of portfolio investments, including securities sold short and written options, of $18,536,001 as of November 30, 2002, the Fund had net unrealized appreciation of $78,808, consisting of $2,480,212 of gross unrealized appreciation and $2,401,404 of gross unrealized depreciation. The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to the tax deferral of losses on wash sales.

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                               November 30, 2002
                                  (Unaudited)
================================================================================
2.  INVESTMENT TRANSACTIONS
During the six months ended November 30, 2002, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, options and short positions, amounted to $162,543,778 and $126,919,368, respectively.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Water Island Capital, LLC (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 1.50%.

Until August 31, 2012 the Adviser has contractually agreed to waive its advisory fee and/or reimburse the Fund's other expenses to the extent that total operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities) exceed the annual rate of 1.95% of the net assets of the Fund. Accordingly, for the six months ended November 30, 2002, the Adviser waived $38,324 of its advisory fee and reimbursed the Fund for other expenses in the amount of $72,334.

Any waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup fees waived or expenses reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.95%, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the end of the fiscal year during which such amount was waived or reimbursed. As of November 30, 2002, the Adviser may in the future recoup from the Fund fees waived and expenses reimbursed totaling $381,183, of which $110,658 expires May 31, 2006, $151,171 expires May 31, 2005 and $119,354 expires May 31, 2004.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus Fund Solutions, LLC ("Ultimus") supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For the performance of these administrative services, Ultimus receives a monthly fee at an annual rate of .15% of the Fund's average daily net assets up to $50 million; .125% of such assets from $50 million to $100 million; .10% of such assets from $100 million to $250 million; .075% of such assets from $250 to $500 million; and .05% of such assets in excess of $500 million, subject to a minimum fee of $2,000 per month. Accordingly, during the six months ended November 30, 2002, Ultimus was paid $15,505 for administrative services.

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                               November 30, 2002
                                  (Unaudited)
================================================================================
3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $20 per account, subject to a minimum fee of $1,500 per month. Accordingly, during the six months ended November 30, 2002, Ultimus was paid $9,000 for transfer agent services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives from the Fund a monthly fee of $2,500, plus an asset based fee equal to 0.01% of the Fund's average daily net assets from $25 to $500 million and 0.005% of such assets in excess of $500 million. Accordingly, during the six months ended
November 30, 2002, Ultimus was paid $25,897 for accounting services. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement between the Trust and Ultimus Fund Distributors, LLC (the "Distributor") in effect since February 1, 2002, the Distributor serves as principal underwriter and national distributor for the shares of the Fund. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund.

DISTRIBUTION PLAN
The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares. Under the Plan, the Fund may pay compensation to any broker-dealer with whom the Distributor or the Fund has entered into a contract to distribute Fund shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% annually of the average daily net assets of the Fund. During the six months ended November 30, 2002, the Fund incurred expenses of $3,575 pursuant to the Plan. Certain officers of the Trust are also officers of the Adviser, Ultimus or the Distributor.

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                               November 30, 2002
                                  (Unaudited)
================================================================================
4.  OPTIONS CONTRACTS
A summary of option contracts written during the six months ended November 30, 2002 is as follows:

--------------------------------------------------------------------------------
                                                           OPTION       OPTION
                                                          CONTRACTS    PREMIUMS
--------------------------------------------------------------------------------

Options outstanding at beginning of period ..........        779   $    76,055
Options written .....................................     31,765     3,689,672
Options closed ......................................     (4,273)     (452,776)
Options exercised ...................................    (12,096)   (1,567,651)
Options expired .....................................    (13,274)   (1,392,750)
                                                       ---------     ---------
Options outstanding at end of period ................      2,901   $   352,550
                                                       =========     =========
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                               THE ARBITRAGE FUND

                         A series of The Arbitrage Funds


                    Adviser     WATER ISLAND CAPITAL, LLC
                               650 Fifth Avenue, 6th Floor
                                  New York, NY 10019

                Distributor   ULTIMUS FUND DISTRIBUTORS, LLC
                              135 Merchant Street, Suite 230
                                  Cincinnati, OH 45246

             Transfer Agent    ULTIMUS FUND SOLUTIONS, LLC
                             135 Merchant Street, Suite 230
                                 Cincinnati, OH 45246

                  Custodian    CUSTODIAL TRUST COMPANY
                                 101 Carnegie Center
                                 Princeton, NJ 08540